WRL SERIES FUND, INC.
                           WRL ALGER AGGRESSIVE GROWTH


         SUPPLEMENT DATED JUNE 29, 2000 TO PROSPECTUS DATED MAY 1, 2000

THE FOLLOWING PARAGRAPH REPLACES THE SECOND PARAGRAPH FOUND ON PAGE 52, THE LEFT HAND COLUMN UNDER THE HEADING "HOW THE FUND IS MANAGED AND ORGANIZED" - "WRL ALGER AGGRESSIVE GROWTH."

SEILAI KHOO has served as co-manager of this portfolio since June 2000. She has been employed by Alger as a senior research analyst since 1989 and as a senior vice president since 1995. Ms. Khoo also serves as a portfolio manager of other Alger funds.

WRL00136